Share-based compensation - Weighted average assumptions (Detail)	12 Months Ended
	Oct. 31, 2022 yr $ / shares	Oct. 31, 2021 yr $ / shares
Disclosure of terms and conditions of share-based payment arrangement [abstract]
Share price at grant date | $ / shares	$ 128.48	$ 104.86
Risk-free interest rate	1.25%	0.48%
Expected dividend yield	3.66%	4.59%
Expected share price volatility	13.00%	14.00%
Expected life of option | yr	6	6